Energy Infrastructure Acquisition Corp. (AMEX: EII)

Proposed Transaction for Shareholder Approval

May 2008

ENERGY INFRASTRUCTURE ACQUISITION CORP.

Safe Harbor Statement

Except for the historical information contained herein, this presentation contains among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission. Actual results, including, without limitation, operating or financial results, if any, may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).

Forward-looking statements include statements regarding:

- the delivery and operation of assets of Energy Merger, the surviving corporation in the Redomiciliation Merger;
- Energy Merger's future operating or financial results, including the amount of fixed hire and profit share that Energy Merger may receive;
- future, pending or recent acquisitions, business strategy, areas of possible expansion, and expected capital spending or operating expenses;
- future payments of dividends and the availability of cash for payment of dividends;
- statements about tanker industry trends, including charter rates and vessel values and factors affecting vessel supply and demand;
- expectations about the availability of vessels to purchase, the time which it may take to construct new vessels or vessels' useful lives;
- expectations about the availability of insurance on commercially reasonable terms;
- Energy Merger's ability to repay its credit facility, to obtain additional financing and to obtain replacement charters for its vessels;
- assumptions regarding interest rates;
- changes in production of or demand for oil and petroleum products, either globally or in particular regions;
- greater than anticipated levels of newbuilding orders or less than anticipated rates of scrapping of older vessels;
- change in the rate of growth of the world and various regional economies;
- risks incident to vessel operation, including discharge of pollutants; and
- unanticipated changes in laws and regulations, including laws and regulations related to the use of single-hulled vessels.

Safe Harbor Statement

The financial information and data contained in this presentation is unaudited and does not conform to the Securities and Exchange Commission's Regulation S-X. Accordingly, such information and data may not be included in, or may be presented differently in, the Company's proxy statement to solicit shareholder approval for the proposed Business Combination and Redomiciliation Merger. This presentation includes certain estimated financial information and forecasts (EBIT, EBITDA, and Time Charter Equivalent Revenue) that are not derived in accordance with generally accepted accounting principles ("GAAP"), and which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company believes that the presentation of these non-GAAP measures provides information that is useful to the Company's shareholders as it indicates the ability of Energy Infrastructure Merger Corporation, if the Business Combination and Redomiciliation Merger is effected, to meet capital expenditures, working capital requirements and other obligations, and make distributions to its stockholders. However, EBIT, EBITDA and Time Charter Equivalent Revenue should be considered in addition to and not as substitutes for, or superior to operating income, cash flows, revenue or other measures of financial performance prepared in accordance with GAAP. EBIT, EBITDA and Time Charter Equivalent Revenue may not be comparable to similarly titled measures reported by other companies.

The Company undertakes no obligation to publicly update or revise any forward-looking statements or other information or data contained in this presentation, whether to reflect any change in our expectations with respect to such statement or any change in events, conditions or circumstances on which any statement is based, or otherwise.

This presentation has been filed with the Securities and Exchange Commission on May 12, 2008 as part of a Current Report on Form 8-K of Energy Infrastructure Acquisition Corp. (the "Company"). The Company is holding presentations for certain of its security holders, as well as certain other persons, regarding the proposed Business Combination and transaction pursuant to which the Company will merge with and into its wholly-owned subsidiary, Energy Infrastructure Merger Corporation ("Energy Infrastructure Merger Corp.") and Energy Infrastructure Merger Corporation as the surviving corporation (the "Redomiciliation Merger") will purchase all of the outstanding securities of certain companies owning nine very large crude carriers ("VLCCs") from Vanship, as described in the Company's current report on form 8-K, filed December 6, 2007. Maxim Group LLC, the managing underwriter of the Company's initial public offering ("IPO") consummated July 18, 2006, is assisting the Company in its efforts and will receive the deferred portion of its underwriting discount from the IPO of approximately $2.4 million, as well as approximately $2.75 million in financial advisory fees upon consummation of the Redomiciliation Merger.

Safe Harbor Statement

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of the Company's stockholders to be held to approve the Redomiciliation Merger. Each of the Company's officers and directors who are also stockholders of the Company have waived their rights to any liquidation distribution the Company makes with respect to shares they acquired before the IPO. Therefore, their securities will be worthless if the Company does not acquire a target business within two years of the IPO date, as required by its Certificate of Incorporation. Stockholders of the Company and other interested persons are advised to read the registration statement on Form F-4 of Energy Infrastructure Merger Corporation, and the Company's definitive proxy statement, when available, in connection with the Company's solicitation of proxies for the special meeting because these documents will contain important information.

Such persons are also advised to read the Company's annual report on Form 10-K for the fiscal year ended December 31, 2007, filed on April 1, 2008, for a description of the security holdings of the Company's officers and directors and their respective interests in the Company should the Redomiciliation Merger be consummated.

The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the Redomiciliation Merger. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to:

Energy Infrastructure Acquisition Corp.

1105 North Market Street

Suite 1300

Wilmington, DE 19899 United States

The preliminary proxy statement and definitive proxy statement, once available, and the annual report on Form 10-K can also be obtained, without charge, at the Securities and Exchange Commission's internet site at http://www.sec.gov

Key

▪	EV	= Enterprise Value (Market Capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents)
▪	M	= Million
▪	FY1	= Assumes the merger is consummated on June 30, 2008. FY1 refers to the first 4 successive quarters from July 1, 2008 through June 30, 2009
▪	Peer Group	= consists of Ship Finance International Ltd. (SFL), General Maritime Corp. (GMR), Nordic American Tanker Shipping Ltd. (NAT), Double Hull Tankers, Inc. (DHT), Arlington Tankers Ltd. (ATB), Omega Navigation Enterprises, Inc. (ONAV), Aries Maritime Transport Ltd. (RAMS), and Knightsbridge Tankers Ltd. (VLCCF), Frontline Ltd. (FRO), Danaos Corporation (DAC), Seaspan Corporation (SSW)
▪	Redemption	= Energy Infrastructure Acquisition Corp. (EII) public stockholders who vote against a business combination which is approved will be entitled to redeem their stock for $10.00 per share, plus a portion of the interest earned not previously released to the Company (net of taxes payable). Public stockholders who redeem their stock for a share of the trust account will continue to have the right to exercise any warrants they may hold. Energy Infrastructure Acquisition Corp. is prohibited from consummating the Business Combination if holders of at least 30.0% of the shares issued in EII's initial public offering and private placement vote against the Business Combination and elect to have their shares redeemed for cash
▪	Time Charter Equivalent Revenue	= Gross time charter revenue before commissions. Expressed in $ per day
▪	TCE	= Time Charter Equivalent: Time charter revenue and/or the voyage charter revenue, net of commissions. Expressed in $ per day
▪	Profit Share	= Portion of the TCE rate paid to the vessel owner above the base charter rate. For example, if the base charter rate is $40,000 per day and the charterer gets the first $5,000 per day above the base charter rate, a TCE spot market rate of $65,000 per day would result in an additional $10,000 per day of earnings for the vessel owners, based on 50/50 profit share above $45,000 a day
▪	~$10.37	= The cash amount per share held in trust as of December 31, 2007, assuming no redemptions and conversion of EII's convertible debt

Overview – Energy Infrastructure Acquisition Corp. ("EII")

- **Business Combination Company™ ("BCC™") trading on the AMEX**
  - Raised $209.25M via IPO (including a portion of the 15% green shoe) in July 2006
  - $10.00 Unit structure – 1 share of common stock (EII) and 1 warrant (EIIW)
  - Public shareholders will receive $10.00 per share plus interest in case of redemption
    - As of EII's most recent 10-K (filed on December 31st, 2007) approximately $10.37 per share was held in trust for public shareholders
    - Assumes no redemptions and conversion of EII's convertible debt

Proposed Transaction

ENERGY INFRASTRUCTURE
ACQUISITION CORP.

Proposed Transaction Highlights

- On December 3, 2007, EII and Energy Infrastructure Merger Corporation ("EIMC")(1), a wholly-owned subsidiary of EII, entered into a definitive share purchase agreement to acquire all of the outstanding securities of certain companies owning nine Very Large Crude Carriers (VLCCs), each owned by Vanship Holdings Limited ("Vanship")
  - Pursuant to an agreement and plan of merger, EII will merge with and into EIMC and redomicile to the Marshall Islands
- Vanship is an established name in the shipping market with a highly successful track record and deep industry relationships
  - Formed in 2001 by Captain C.A.J. Vanderperre and Fred Cheng
    - Created to leverage the Asian shipping markets
  - Offices located in Hong Kong
  - High quality and diverse customer base
    - Major Asian multi-national corporations
  - Fleet consisting of 9 VLCCs
    - 100% charter coverage - average charter duration ~5.7 years(2)
      - Double hull average remaining charter duration ~8.5 years(2) -- 3 of the 5 double hull vessels have profit sharing agreements with potential upside from base rates
      - Single hull average remaining charter duration ~2.2 years(2)
    - Average age ~12.9 years(2)
      - Double hull vessels average age ~9.5 years(2)
      - Single hull vessels average age ~16.7 years(2)
    - Combined cargo-carrying capacity of 2,519,213 deadweight tons ("dwt")

(1) *Energy Infrastructure Merger Corporation, a Marshall Islands Company ("EIMC") is a wholly-owned subsidiary of Energy Infrastructure Acquisition Corp. ("EII")*

(2) *Based on estimated closing of 6/30/2008*

Proposed Transaction Highlights (Continued)

- Robust industry fundamentals
- Experienced management team with over 100 years combined experience
  - Since Vanship's founding in 2001, over 40.0% annual equity return[(1)]
- Only U.S. publicly listed Asian tanker shipping company
  - Hong Kong based management team
  - High quality Asian charterers – Asian multi-national corporations
- Predictable and sustainable cash flow
  - 100% charter coverage [(2)]
    - 3 of the 5 double hull vessels have profit sharing agreements with potential upside from base rate
- Highest expected dividend payout in High Dividend Yield Tanker peer group for FY1[(3)]
  - EIMC Insiders to waive dividends for FY1[(4)]

Strong Cash Flows and Management Dividend Waiver Facilitate Highest Expected Yield in the Peer Group in FY1 (~14.9% vs. ~8.7%)[(3,4,5)]

(1) *Represents return through the closing of this transaction which is estimated to occur June 30, 2008*
(2) *Based on estimated closing of 6/30/2008*
(3) *Proposed $1.54 dividend per share, ~14.9% payout based on the per share amount held in trust for public investors. Actual yield to any individual investor will depend on their individual purchase price and time of purchase*
(4) *Refer to page 9 for EIMC's insider shareholdings*
(5) *The peer group consists of (SFL), (GMR), (NAT), (DHT), (ATB), (ONAV), (FRO), (VLCCF), (DAC), (SSW). Based on EIMC estimates, public filings, wall street research reports and I/B/E/S Earnings Estimated on Bloomberg as of 5/9/2008*

Breakdown of Offer Consideration

- Purchase price - $778,000,000 (funded by cash, debt & stock)
  - Cash Consideration:
    - $643,000,000 - ~$220,000,000 from Trust Account, $415,000,000 of new debt, and remaining portion funded by the private placement from Vanship
  - New Shares Issued:
    - 13,500,000 of EIMC shares @ $10.00/share
  - Earn-out Tranches:
    - 2 tranches – each 3,000,000 shares
    - Earned 12 & 24 months post-closing if certain EBITDA hurdles are met(1)
  - Share Cancellation / Swap / Transfer:
    - EII management to surrender 3,585,000 incentive options for cancellation, each exercisable at $0.01 per option
    - 1,000,000 new units (1 share of common stock and 1 warrant) issued to George Sagredos the current Chief Operating Officer, President and Director of EII (or any assignee thereof)
    - 425,000 of EII private placement warrants sold to a company controlled by George Sagredos in EII's private placement (effected prior to the IPO) will be transferred to Vanship
  - New Equity Commitment/ Investment:
    - EII management to convert convertible debt of $2.685M into 268,500 units at $10.00 per unit
    - Vanship to provide up to $50M of new equity
      - Issued in the form of new units (1 common stock and 1 warrant) at $10.00 per unit

(1) *With respect to the first and second twelve month periods following the closing, in the event that the company achieves EBITDA for such periods of a minimum of $75,000,000.*

Pro Forma Shares Outstanding

Total Shares Outstanding (Fully Diluted - Treasury Method)[1]		
Per Share Amount Held in Trust for EII's Public Shareholders	**$10.37**[2]	
Public Common Stock	20,925,000	
EII Insiders Common Stock (Founder's Equity)	5,268,849	
EII Insiders Common Stock (Purchased in Private Placement)	825,398	
EII Insiders Common Stock (New Shares Issued from New Units, in lieu of Incentive Warrants)	1,000,000	
Vanship Common Stock	13,500,000	
Vanship New Equity Investment (Common Stock)	5,000,000	
Maxim Deferred Equity	202,500	
Public Warrants	4,784,580	
EII Insiders Convertible Loan (Common Stock & Warrants)	329,894	
EII Insiders Warrants (Purchased in Private Placement)	91,553	
EII Insiders Warrants Transferred to Vanship (Purchased in Private Placement)	97,177	
EII Insiders Warrants (New Warrants Issued from New Units, in lieu of Incentive Warrants)	228,654	
Vanship New Equity Investment (Warrants)	1,143,269	
Total Shares Outstanding (Fully Diluted - Treasury Method)[1]	**53,396,873**	
Public (Including Maxim's Deferred Equity)	25,912,080	48.5%
EII Insiders[3]	7,744,347	14.5%
Vanship[3]	19,740,446	37.0%
Total Shares Outstanding (Fully Diluted - Treasury Method)[1]	**53,396,873**	**100.0%**

(1) Does not include 3,000,000 shares that may be issued to Vanship in each of the 12 & 24 month periods from closing, based on certain EBITDA hurdles being achieved

(2) Based on the amount held in Trust as December 31, 2007 (figures have been rounded)

(3) EII's Insiders and Vanship comprise EIMC's insiders

Energy Infrastructure Acquisition Corp.

Financial Assumptions – FY 1 EBITDA Build Up

- **Utilization rate:** 360 days on-hire*
- **Annual G&A:** $3,800,000
- **OPEX annual increase:** 5.0% increase from 2008 to 2009 (3.0% increase thereafter)
- **Drydocking:** $2,851,000 in aggregate - 4 vessels with intermediate surveys (3 days each) and 1 vessel with special survey and drydock (25 days) for a total of 37 days of offhire
- **Profit share:** 3 of the 5 double hull vessels - calculated on an average daily VLCC spot TCE rate of $59,500 a day as per Clarksons' weekly average earnings for the Ras Tanura Chiba route (Arabian Gulf to East) Jan. 2002 - Dec. 2007*
  - VLCC spot TCE rate for Ras Tanura Chiba is over $130,000 per day and the 2008 YTD average is $94,517 per day (as of May 2, 2008)

Vessel Name	Daily TCE H2'08	Daily TCE H1'09	Daily TCE FY 1	Daily OPEX H2'08	Daily OPEX H1'09	Daily OPEX FY 1	Charter Duration
Shinyo Splendor	$38,019	$38,019	$38,019 (1)	$6,942	$7,289	$7,116	May 2014
Shinyo Kannika	$45,581	$45,581	$45,581 (2)	$6,491	$6,816	$6,653	Feb 2017
Shinyo Navigator	$42,705	$42,705	$42,705	$6,420	$6,741	$6,581	Dec 2016
Shinyo Ocean	$46,400	$46,400	$46,400 (3)	$6,507	$6,832	$6,670	Jan 2017
C. Dream	$28,322	$35,124	$31,723 (4)	$6,670	$7,004	$6,837	Mar 2019
Shinyo Alliance	$29,700	$29,700	$29,700	$6,272	$6,586	$6,429	Oct 2010
Shinyo Jubilee	$33,000	$37,000	$35,000 (5)	$6,142	$6,449	$6,296	Sep 2009
Shinyo Mariner	$31,980	$31,980	$31,980 (6)	$6,397	$6,717	$6,557	Jun 2010
Shinyo Sawako	$38,111	$38,111	$38,111	$6,218	$6,529	$6,373	Dec 2011

*Gross time charter rate and net time charter equivalent ("TCE") for consecutive voyage charter. Does not include off-hire for scheduled drydockings

(1) Charterers have the option to extend time charter for an additional 3 years at $39,000 per day

(2) Based on 50% share of income (which is referenced to the Baltic International Tanker Routes ("BITR") in excess of USD $44,000

(3) Income (which is referenced to BITR3) in excess of USD $43,500 to be split equally

(4) Second time charter starts after expiry of first charter in March 2009, and runs until March 2019 at a Daily Time Charter Hire Rate of $30,000. Based on 50% of actual annual net average daily time charter earnings ("actual earnings") in excess of $30,000 but not exceeding $40,000, and 40% of actual earnings in excess of $40,000

(5) Estimated TCE based on historical seasonal variation of bunker prices over the past five years

(6) Charterers have the option to extend time charter for an additional 2 years at $31,800 per day

Pre-Merger Transaction Valuation

Arbitrage at Acquisition	
Acquisition Price	**$778,000,000**
FY1 Estimated EBITDA[(1)]	**$95,351,465**
Acquisition Price/ FY1 EBITDA Multiple	8.2x
Peer Group EV/ 2008E EBITDA Multiple[(2)]	11.6x
Estimated Arbitrage	**42.3%**

Energy Infrastructure Acquisition Corp.

(1) Assumes the merger is consummated on June 30, 2008. FY1 refers to the first 4 successive quarters from July 1, 2008 through June 30, 2009

(2) The peer group consists of (SFL), (GMR), (NAT), (DHT), (ATB), (ONAV), (FRO), (VLCCF), (DAC), (SSW). Based on EIMC estimates, public filings, wall street research and I/B/E/S Earnings Estimated on Bloomberg as of 5/9/2008

Attractive Valuation Compared to Peer Group – Pro Forma

Post-Transaction Metrics	
Share Price Example	**$10.37** [1]
Total Shares Outstanding (Fully Diluted - Treasury Method) [2]	**53,396,873**
Market Capitalization	**$553,804,452**
Plus: Net Debt/ (Cash) - No Redemptions	391,398,437
Enterprise Value	**$945,202,889**

Implied Transaction Enterprise Multiples	
FY1 EBITDA [3]	**$95,351,465**
EV/ FY1 EBITDA Multiple [3]	9.9x
Peer Group EV/ 2008E EBITDA Multiple [3,4]	11.6x
Estimated Discount to Peer Group	**14.6%**
FY1 EIMC Dividend Yield to Public Shareholders [5]	14.9%
Peer Group Dividend Yield [3,4]	8.7%
Estimated Premium to Peer Group	**70.4%**

(1) *Based on the amount held in Trust as December 31, 2007 (figures have been rounded)*
(2) *Does not include 3,000,000 shares that may be issued to Vanship in each of the 12 & 24 month periods from closing, based on certain EBITDA hurdles being achieved*
(3) *Assumes the merger is consummated on June 30, 2008. FY1 refers to the first 4 successive quarters from July 1, 2008 through June 30, 2009*
(4) *The peer group consists of (SFL), (GMR), (NAT), (DHT), (ATB), (ONAV), (FRO), (VLCCF), (DAC), (SSW). Based on EIMC estimates, public filings, wall street research and I/B/E/S Earnings Estimated on Bloomberg as of 5/9/2008*
(5) *Based on a a value of ~$10.37. Actual yield to any individual investor will depend on their individual purchase price and time of purchase*

Estimated Dividend Yield

- EIMC expects to pay an estimated first quarterly dividend of ~$0.385 (~$1.54 in FY 1)(1)(2)

EIMC Dividend Yield Calculations – Sliding Scale



16.00%
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
$10.37
$11.00
$12.00
$13.00
$14.00
$15.00
$16.00
Estimated Average Peer Group Dividend Yield ~8.7%

(1) EIMC estimates as of 5/9/2008
(2) EIMC insiders to waive their dividends in order to facilitate a payout of $1.54 for public investors in FY1

Energy Infrastructure Acquisition Corp.

Attractive Valuation Compared to Peer Group

- Based on a Share Price of ~$10.37[1]

Tankers (Core Comps)
Tankers (Other High Dividend)
Containers
EIMC
Peer Group Average

EV / 2008E EBITDA[2,3]



Avg. = ~11.6x
~9.9x
18.0x
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
SFL DHT VLCCF ATB GMR ONAV NAT FRO DAC SSW EIMC

2008E Dividend Yield[2,3]



Avg. = ~8.7%
~14.9%
16.0%
12.0%
8.0%
4.0%
0.0%
SFL DHT VLCCF ATB GMR ONAV NAT FRO DAC SSW EIMC

Charters Duration [2,3]



Avg. = ~4.2 yrs
~5.8
12.0
10.0
8.0
6.0
4.0
2.0
0.0
SFL DHT VLCCF ATB GMR ONAV NAT FRO DAC SSW EIMC

Energy Infrastructure Acquisition Corp.

(1) *Based on the amount held in Trust as of December 31, 2007 (figures have been rounded). Actual yield to any individual investor will depend on their individual purchase price and time of purchase*
(2) *Based on EIMC estimates, public filings, wall street research reports and I/B/E/S Earnings Estimated on Bloomberg as of 5/9/2008*
(3) *FY1 estimates assumes the merger is consummated on June 30, 2008. FY1 refers to the first 4 successive quarters from July 1, 2008 through June 30, 2009*
(4) *Frontline does not publicly disclose charter durations*

Company Overview

ENERGY INFRASTRUCTURE
ACQUISITION CORP.

Experienced Management and Board to Govern EIMC[(1)]

Captain C.A.J. Vanderperre **Non-Executive Chairman**	▪ Founder of Univan, a leading global ship management firm ▪ Pioneer and early adopter of 3rd party ship management structure ▪ Managed in excess of 125 tanker and dry vessels at one time
Fred Cheng **CEO & Director**	▪ Founder of Shinyo Maritime Corporation ▪ Over 30 years of ship owning & management experience in both wet & dry sectors ▪ Substantial S&P experience - over 200 vessels bought and sold ▪ Extensive chartering expertise with an emphasis on long-term charters and JVs ▪ Long-standing global relationships with major charterers, especially Asian Multinationals
Christoph M. Widmer **CFO & Director**	▪ Former Co-Head of Financial Sponsors Group, Asia (ex. Japan) - Credit Suisse ▪ Former Head of Global Industrials Group, Asia (ex. Japan) - Credit Suisse ▪ Former CFO of Horizon Lines, previously a portfolio company of The Carlyle Group, now publicly listed (NYSE: HRZ)
Marios Pantazopoulos **Director**	▪ CFO of EII ▪ General Manager of LMZ Transoil Shipping Enterprises SA ▪ Former CFO of Oceanbulk Maritime SA ▪ Former assistant director for project finance & shipping of Hambros Bank Plc
5 Independent Directors	▪ To be nominated during the merger proxy process

(1) EIMC management and board are subject to change during the merger proxy process

Highly Successful Track Record

Since its founding in 2001 Vanship has generated an average annual equity return of over 40.0%(1)

2001
- **September 2001 Vanship Holdings Ltd. Incorporates**
- November 2001 Vanship purchases its first vessel, Bara, a 42,648 DWT handymax bulker (Sold March 2004)

2002
- May 2002 Vanship purchased the Shinyo Alliance, a 248,034 DWT VLCC tanker
- December 2002 Vanship purchased the Shinyo Challenge, a 27,940 DWT handysize bulker (Sold June 2004)
- July 2002 Vanship ordered a 75,500 DWT panamax bulker (Shinyo Brilliance) for delivery in January 2004

2003
- January 2003 Vanship purchased the C Dream, a 298,570 DWT VLCC tanker, in a 50:50 JV with SK Shipping
- February 2003 Vanship ordered two 76,500 DWT panamax bulkers (Shinyo Enterprise & Shinyo Florentina) for delivery in January & May 2005
- May 2003 Vanship purchased the Batu, a 42,648 DWT handymax bulker (Sold March 2004)
- June 2003 Vanship purchased the Shinyo Guardian, a 259,993 DWT VLCC tanker (Sold August 2007)
- July 2003 Vanship ordered a 76,500 DWT panamax bulker (Shinyo Heritage) for delivery in August 2005
- August 2003 Vanship purchased the Shinyo Integrity, a 45,653 DWT handymax bulker (Sold December 2004)

2004
- January 2004 Vanship purchased the Shinyo Brilliance, a 75,500 DWT panamax bulker (Sold May 2005)
- January 2004 Vanship purchased the Shinyo Splendor, a 306,474 DWT VLCC tanker
- November 2004 Vanship purchased the Shinyo Kannika, a 287,175 DWT VLCC tanker

2005
- January 2005 Delivery of the newbuilding Shinyo Enterprise, a 76,500 DWT panamax bulker (Sold upon delivery)
- January 2005 Vanship purchased the Shinyo Jubilee, a 250,192 DWT VLCC tanker, in a 50:50 JV with Clipper Group
- February 2005 Vanship purchased the Shinyo Clipper, a 243,870 DWT VLCC tanker, in a 50:50 JV with Clipper Group (Sold 2007)
- March 2005 Vanship purchased the Shinyo Mariner, a 271,208 DWT VLCC tanker, in a 50:50 JV with Clipper Group
- May 2005 Delivery of the newbuilding Shinyo Florentina, a 76,500 DWT panamax bulker (Sold upon delivery)
- July 2005 Vanship purchased the Shinyo Florentina, a 319,000 DWT VLCC tanker (Sold February 2007)
- August 2005 Delivery of the newbuilding Shinyo Heritage, a 76,500 DWT panamax bulker (Sold upon delivery)

2006
- March 2006 Vanship purchased the Shinyo Sawako, a 275,616 DWT VLCC tanker
- June 2006 Vanship ordered two 297,000 DWT VLCCs for 2009 & 2010 delivery, in a 25:25:50 JV with OSG and Clipper Group
- October 2006 Vanship ordered a 300,000 DWT VLCC for 2009 delivery, in a 50:50 JV with SK Shipping (Sold March 2008)
- December 2006 Vanship purchased the Shinyo Navigator, a 300,549 DWT VLCC tanker

2007
- January 2007 Vanship purchased the Shinyo Ocean, a 281,395 DWT VLCC tanker
- September 2007 Vanship purchased the remaining 50% interest in the C Dream from SK Shipping
- **December 2007 EII signs SPA with Vanship to become the only Asian based tanker shipping company listed on a US exchange**

2008

Energy Infrastructure Acquisition Corp.

(1) Represents return through the closing of this transaction which is estimated to occur June 30, 2008

Fleet Profile

Vessel Name*	Name of Owner	Hull Design	Capacity (dwt)	Year Built
Shinyo Alliance	Shinyo Alliance Limited	Single	248,034	1991
C. Dream	Shinyo Dream Limited	Double	298,570	2000
Shinyo Kannika	Shinyo Kannika Limited	Double	287,175	2001
Shinyo Ocean	Shinyo Ocean Limited	Double	281,395	2001
Shinyo Jubilee	Shinyo Jubilee Limited	Single	250,192	1988
Shinyo Splendor	Shinyo Loyalty Limited	Double	306,474	1993
Shinyo Mariner	Shinyo Mariner Limited	Single	271,208	1991
Shinyo Navigator	Shinyo Navigator Limited	Double	300,549	1996
Shinyo Sawako	Shinyo Sawako Limited	Single	275,616	1995
Total/Avg.			**2,519,213**	**1995**

* 8 of the 9 vessels are on time charter. The remaining vessel is on consecutive voyage charter

- Long term charters facilitate predictable and sustainable cash flows
  - 100% charter coverage (average charter ~5.7 years)(1)
    - Average double hull remaining charter duration ~8.5 years(1)
    - Average single hull remaining charter duration ~2.2 years(1)
  - Average age ~12.9 years(1)
    - Double hull vessels average age ~9.5 years(1)
    - Single hull vessels average age ~16.7 years(1)
- Profit sharing agreements provide upside potential
  - 3 of the 5 double hull vessels have profit sharing agreements with potential upside from base rate

(1) Based on estimated closing of 6/30/2008

High Quality and Diverse Customer Base

Company	Description	Country
SINOCHEM CORPORATION	▪ Sinochem Corporation is a key Chinese state-owned enterprise ▪ One of China's oldest and largest companies ➡ Vanship first company to time charter a VLCC for longer than 5 years	
COSCO	▪ Chinese state-owned shipping enterprise - world's largest shipping company ▪ Has a fleet of up to 30 million DWT and sails to 1300 ports in 160 countries ➡ Vanship first company to conclude long term time charters on VLCCs	
台塑石化股份有限公司 FORMOSA PETROCHEMICAL CORPORATION	▪ Formosa Petrochemical Corp., a Taiwanese company, refines crude oil and markets petroleum and petro-chemical products ▪ Publicly listed in Taiwan with a market cap of ~$23 billion ➡ Vanship first company to time charter a VLCC for longer than 5 years	
SK shipping	▪ SK Shipping Co. Ltd. is an owner / operator of fleet of over 55 vessels (~5.0 million DWT) ▪ Sales in 2007 approximately $2 billion ➡ Vanship first and only non-Korean company to JV on VLCCs	
S-OIL	▪ S-Oil's principal activities are refining oil and producing petrochemicals and lubricants ▪ Part of Fortune's World 500, with over $15 billion in revenue	
SANKO LINE	▪ Sanko Line is one of Japan's oldest shipping companies ▪ Fleet comprised in excess of 128 wet and dry vessels at (over 10.43 million DWT)	

Ship Management Structure

- Vanship Group Limited to be responsible for the commercial, financial, accounting and technical supervision of the fleet[(1)]
  - Management team to actively monitor and control vessel operating expenses incurred by technical managers through oversight of their activities

- Daily technical management of vessels to be undertaken by Univan Ship Management Ltd.
  - Leading 3rd party ship management company - established 1975
  - Controlled by our Chairman, Captain C.A.J. Vanderperre
  - Currently managing over 50 vessels, including both tanker and dry bulk vessels
  - Reputation built on sound technical management at globally competitive rates
    - Direct access to officers and crews
      - Wholly-owned locally run recruitment offices in India and Philippines
      - JV with China Marine & Seamen Service Corporation located in Beijing, a wholly-owned subsidiary of China Shipping
    - Wholly-owned and operated state of the art training academies

Shareholders expected to benefit from cost savings and economies of scale that result from operating a large fleet

(1) *Ship management structure has not yet been finalized and is subject to change during the merger proxy process*

Industry Highlights

ENERGY INFRASTRUCTURE
ACQUISITION CORP.

Robust Industry Fundamentals

- Strong world economic growth will continue to drive increasing demand for oil as it has in the past
  - Oil demand has grown by 1.6% per year between 1999 and 2007 with the US, China and India accounting for 45% of the total demand growth between 2002 and 2007
  - The demand for crude oil in China and India is expected to grow 25.1% and 6.6% respectively from 2008 to 2012
  - Asian refinery capacity expansion is set to outpace the rest of the world to meet increasing regional consumption
- Ton-miles are growing faster than global oil demand(1)
  - Supply diversification as well as political considerations prompt major oil importing countries to utilize alternative sources of crude oil, resulting in increased ton-miles
  - Unusual disruptions (hurricanes, labor strikes, etc.) and port congestion have also contributed to the 3.2% of seaborne trade growth experienced over the past five years
- Asia accounts for a majority of global demand and incremental growth making it an important destination for VLCCs
  - Single hull VLCCs are still of vital importance to the transportation of crude oil in Asia
- The IMO guideline to phase out single hulls is 2010; however, any member state can extend to 2015 provided a vessel is under 25 years of age and is CAS (Continuous Assessment Survey) compliant
  - Japan, India, and Singapore have already opted to extend to 2015
  - Over 70 single hull VLCCs are expected for conversion between 2008 and 2009 into Very Large Ore Carriers (VLOC), Floating Production Storage and Offloading Units (FPSOs) and Floating Storage and Offloading Units (FSOs)
  - About 15% of the total VLCC fleet has been slated for conversion potentially leading to supply constraints(2)
- VLCC industry fundamentals are strong with a robust spot market, steady charter rates and vessel values remain resilient to short-term changes in the market

(1) *Drewry*
(2) *Clarkson Research Services Ltd*

Increasing Global Consumption of Oil

- Oil consumption is expected to increase in all major economies over the next five years
- China is expected to have the most rapid consumption growth over this period


2008 Consumption by Region/m bpd
North America 25.5
OECD Europe 15.5
OECD Asia 8.4
China 7.9
Middle East 7.0
Other Asia 6.6
Latin America 5.7
FSU 4.0
Africa 3.2
India 2.9
Other Europe 0.8
Source: IEA Oil Market Report, Feb 2008


% Consumption Growth 2008 to 2012
China 25.8%
Middle East 16.8%
Other Europe 13.9%
Africa 11.9%
FSU 11.4%
Other Asia 11.2%
North America 7.8%
Latin America 7.5%
India 6.6%
OECD Asia 2.8%
OECD Europe 2.7%
Source: IEA Oil Market Report, Feb 2008/IEA Medium Term Report 2007/Clarkson Research, February 2008

Asia's Infrastructure Growth Poised to Meet Consumption Growth



Global refinery capacity expansion: Under construction and planned
barrels/day
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Africa
Asia
E Europe
W Europe
MEG
N America
S America
2010
2009
2008
2007

Source: Simpson Spence & Young Shipbrokers

Ton Mile Demand Is Outpacing Consumption Growth



World Crude Seaborne and Total Consumption Growth
Crude Ton Mile Growth CAGR 3.8% 2003 to 2007
Oil Consumption Growth CAGR 2.0% 2003 to 2007
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
2002
2003
2004
2005
2006
2007e

Source: Fearnleys / IEA

Energy Infrastructure Acquisition Corp.

Majority of Fixtures Deliver to the Far East

- Asia makes up two-thirds of all VLCC Double Hull spot fixtures and a large majority of all Single Hull spot fixtures globally

% of VLCC Spot Fixtures by Delivery Area in 2007



All VLCC Vessels
Middle East 3%
Other 1%
Africa 1%
Americas 25%
Asia 67%
Europe 3%



Single Hull Vessels
Middle East 4%
Other 1%
Asia 95%

Source: Simpson Spence & Young Shipbrokers

Large Orderbook to be Offset by Single Hull Phase-Outs

- In comparison to the other tanker categories, VLCCs have a proportionately low number of newbuildings
- The number of VLCCs on order only slightly exceeds the number of Single Hull VLCCs in the global fleet


New Buildings as a Percentage of Current Fleet
65%
60%
55%
50%
45%
40%
35%
30%
25%
20%
35.1%
39.1%
39.4%
37.7%
62.5%
39.1%
VLCC
Suezmax
Aframax
Panamax
Handymax
Handysize

- Single Hulls constitute almost 30% of the VLCC fleet
- 50% of the VLCC Single Hull fleet is scheduled for conversion/scrapping through 2009


Single Hulls as a Percentage of Current Fleet
40%
35%
30%
25%
20%
15%
29.96%
16.34%
16.71%
19.59%
16.18%
35.47%
VLCC
Suezmax
Aframax
Panamax
Handymax
Handysize

Source: Clarkson Research Services Ltd

Single Hulls Converted for Alternative Uses, Few are Scrapped

- Approximately 76 vessels have been scheduled for conversion or scrapping through 2009

Single Hull Phase-Out Timeline



Converted Single Hulls
Scrapped Single Hulls
Single Hull VLCC
151
1
41
109
2
32
75
75
12/31/2007
2008
2009
12/31/2009

Source: Clarkson Research Services Ltd

Strong Charter Rate Environment – Spot Market

- VLCC average spot market earnings since January 2002 are $62,673 per day
- VLCC average spot market earnings 2008 year-to-date are $94,517 per day

VLCC Average Earnings Modern – ($USD)



300,000
250,000
200,000
150,000
100,000
50,000
0
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
$133,875 as of 5/2/08

Source: Clarkson Research Services Ltd Ras Tanura Chiba VLCC Average Earnings

Strong Charter Rate Environment – Time Charter

VLCC Tanker Time Charter Rates



70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
300,000 d/h 3-year rate
280,000 s/h 3-year rate
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08

Source: Clarkson Research Services Ltd

Vessel Values Have Increased with Robust Charter Market

Secondhand Vessel Market Values – (Million $USD)


150
120
90
60
30
0
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Newbuilding
300K VLCC DH - 5 Years Old
300K VLCC DH - 10 Years Old
250K VLCC SH - 15 Years Old

Source: Clarkson Research Services Ltd

Advantages & Growth

ENERGY INFRASTRUCTURE
ACQUISITION CORP.

Competitive Advantages

- Strong commercial and technical management
  - Vanship has close long-term relationships with customers and commodity end-users
  - Unique access to Asian shipping markets
  - Recognized market outlook strategies – proven execution track record
- Long-term charters providing strong cash flow for a number of years
  - Strong base rate charters provide stable and transparent cash flows
    - 3 profit sharing agreements give upside potential from fixed base rates
  - Shareholders will benefit from upturns in the market through profit sharing agreements and will be protected from downside with fixed rates
- Only Asia based tanker company listed on a US exchange
  - Beneficiary of continued growth in China and India
  - Better vantage point from which to do business with first rate Asian charterers
  - Asia accounts for significant portion of global demand & majority of incremental growth in demand for crude oil
- Strong cash flow & management dividend waiver facilitate highest expected yield in peer group in FY1
  - EIMC Insiders to waive dividends for FY1[(1)]
    - Proposed $1.54 dividend per share (~14.9% at $~10.37 share price) for public investors for 1 year post-closing – peer group estimated average ~8.7%[(2,3)]

(1) Refer to page 9 for EIMC's insider shareholdings
(2) The peer group consists of (SFL), (GMR), (NAT), (DHT), (ATB), (ONAV), (FRO), (VLCCF), (DAC), (SSW). Based on EIMC estimates, public filings, wall street research reports and I/B/E/S Earnings Estimated on Bloomberg as of 5/9/2008
(3) ~14.9% payout based on the per share amount held in trust for public investors. Based on a value of ~$10.37. Actual yield to any individual investor will depend on their individual purchase price and time of purchase

Growth Strategy

- Ideally positioned for Sales and Purchase (S&P) opportunities
  - Established member of the VLCC ownership "club"
  - Close relationships with other "club" members facilitate off-market transactions
  - Advantageous position for market transactions
- Strategic fleet management
  - Double hulls
    - Opportunistic acquisitions of secondhand VLCCs
    - Buy newbuilding resales whenever there is an extended downturn in spot rates or when an opportunity comes up to charter out long-term to first class charterers
    - Order newbuildings for delivery in 3 – 5 years, exploiting existing relationships with shipyards in China, Korea and Japan
  - Single hulls
    - Extend existing charters
      - Japan, India and Singapore expected to follow IMO guidelines for extension to 2015
    - Convert into double hull VLCCs
    - Sell for conversions to:
      - Double hull VLCCs or
      - Very Large Ore Carrier (VLOCs)
      - Heavy Lift
      - Floating Production Storage & Offloading Units (FPSOs)
      - Floating Storage & Offloading Units (FSOs)
- Private-to-public arbitrage opportunities post-closing
  - Buy at approximately NAV in private market and achieve value creation in public markets
- Focus will remain on long-term stable cash flow and value creation

Forecasted Financials

ENERGY INFRASTRUCTURE
ACQUISITION CORP.

Expected Operating Margins for First Full Fiscal Year

- Estimated Daily Breakeven Analysis
  - Fleet-wide average net TCE rate of $37,670
  - Cash outflow - approx. 36% of net revenue



37,670
37,670
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
23,949
13,695
12,390
25,254
CF Breakeven
NI Breakeven
Operating Expenses
General & Administrative
Maintenance CapEx
Interest Expenses
Depreciation & Amortization
Fleet-Wide Average Charter Rate

	Free Cash Flow	Net Income
Operating Expenses	$6,547	$6,547
General & Administrative[1]	1,157	1,157
Interest Expense	5,123	5,123
Depreciation & Amortization	-	12,426
Maintenance Capital Expenditures	868	-
Total	**$13,695**	**$25,254**
Net	$23,949	$12,390
Margin	**~64%**	**~33%**

(1) G&A is based on an estimate of $3.8 million for FY 1 over the 9 vessels in the Initial Fleet

Energy Infrastructure Acquisition Corp.

Note: Numbers may not sum due to rounding

Estimated Annual Performance

Fleet Aggregate Figures[(1)]	Annual (millions)	Margins
Net Revenue	**$120.658**	
Less: Operating Expenses	(21.507)	
Less: General & Administrative Expenses	(3.800)	
Less: Depreciation & Amortization	(37.313)	
Less: Net Interest Expense	(16.832)	
Net Income	**$41.206**	**34%**
Adjustments to Reconcile Net Income to Estimated EBITDA		
Plus: Depreciation & Amortization	37.313	
Plus: Interest Expense	16.832	
Estimated EBITDA	**$95.351**	**79%**
Adjustments to Reconcile Estimated EBITDA to estimated cash available for distribution		
Less: Cash Interest Expense	(16.832)	
Less: Maintenance Capital Expenses	(2.851)	
Less: Required Debt Amortization	(40.600)	
Plus: Beginning Unrestricted Cash Balance	8.602	
Forecasted Available Cash for Distribution	**$43.671**	**36%**
Dividend to Publicly Held Common Shares Outstanding	$32.536	
Ending Unrestricted Cash Balance	**$11.135**	
Total Ending Cash Balance Including Restricted Cash	**$26.135**	
Dividend Per Share - Publicly Held Common Shares Outstanding[(2)]	**$1.54**	

Note: Numbers may not sum due to rounding

(1) This table should be read in conjunction with EIAC's and EIMC's joint proxy statement prospectus for important assumptions

(2) Per share amount reflects waiver of dividends in FY1 by EIMC's insiders. Refer to page 9 for EIMC's insiders' shareholdings

Quarterly Forecasted Dividend

Fleet Aggregate Figures[1]	Quarterly (millions)
Net Revenue	**$30.165**
Less: Operating Expenses	(5.377)
Less: General & Administrative Expenses	(0.950)
Less: Depreciation & Amortization	(9.328)
Less: Net Interest Expense	(4.208)
Net Income	**$10.302**
Adjustments to Reconcile Net Income to Estimated EBITDA	
Plus: Depreciation & Amortization	9.328
Plus: Interest Expense	4.208
Estimated EBITDA	**$23.838**
Adjustments to Reconcile Estimated EBITDA to estimated cash available for distribution	
Less: Cash Interest Expense	(4.208)
Less: Maintenance Capital Expenses	(0.713)
Less: Required Debt Amortization	(9.328)
Plus: Beginning Unrestricted Cash Balance	8.602
Forecasted Available Cash for Distribution	**$18.191**
Dividend to Publicly Held Common Shares Outstanding	$8.134
Ending Unrestricted Cash Balance	**$10.057**
Total Ending Cash Balance Including Restricted Cash	**$25.057**
Dividend Per Share - Publicly Held Common Shares Outstanding[2]	**$0.385**

Note: Numbers may not sum due to rounding

(1) This table should be read in conjunction with EIAC's and EIMC's joint proxy statement prospectus for important assumptions

(2) Per share amount reflects waiver of dividends in FY1 by EIMC's insiders. Refer to page 9 for EIMC's insiders' shareholdings

Capitalization Table

	As of December 31, 2007 (In thousands)		
	Actual	As Adjusted	As Further Adjusted
Debt			
Convertible loans payable to stockholder	$ 2,685	$ -	$ -
Long-term acquisition financing including current portion of $40.6 million	$ -	$ 415,000	$ 415,000
Total Debt	$ 2,685	$ 415,000	$ 415,000
Common stock subject to possible redemption	$ 64,619	$ -	$ -
Equity funding replacement offering	$ -	$ -	$ 45,151
Stockholders' equity:			
Preferred stock, $0.0001 par value; 1 million shares authorized, none issued	$ -	$ -	$ -
Common stock, $0.0001 par value, authorized - 89 million shares; issued outstanding - 27,221,747 shares, inclusive of shares subject to possible redemption actual, 46,990,247 shares, as adjusted, and 40,195,129 shares, as further adjusted	$ 3	$ 5	$ 4
Paid-in capital in excess of par	$ 155,572	$ 106,799	$ 42,181
Retained earnings (deficit accumulated during the development stage)	$ (9,547)	$ 55,675	$ 54,519
Total stockholders' equity	$ 146,028	$ 162,479	$ 96,704
Total Capitalization	$ 213,332	$ 577,479	$ 556,855

Energy Infrastructure Acquisition Corp.

Note: Numbers may not sum due to rounding

(1) This table should be read in conjunction with EIAC's and EIMC's joint proxy statement prospectus for important assumptions

Conclusion

ENERGY INFRASTRUCTURE
ACQUISITION CORP.

EIMC Highlights

- Robust industry fundamentals
- Experienced management team with over 100 years combined experience
  - Since Vanship's founding in 2001, over 40.0% annual equity return[(1)]
- Only U.S. publicly listed Asian tanker shipping company
  - Hong Kong based management team
  - High quality Asian charterers – Asian multi-national corporations
- Predictable and sustainable cash flow
  - 100% charter coverage [(2)]
    - 3 of the 5 double hull vessels have profit sharing agreements with potential upside from base rate
- Highest expected dividend payout in High Dividend Yield Tanker peer group for FY1[(3)]
  - EIMC Insiders to waive dividends for FY1[(4)]

Strong Cash Flows and Management Dividend Waiver Facilitate Highest Expected Yield in the Peer Group in FY1 (~14.9% vs. ~8.7%)[(3,4,5)]

(1) *Represents return through the closing of this transaction which is estimated to occur June 30, 2008*
(2) *Based on estimated closing of 6/30/2008*
(3) *Proposed $1.54 dividend per share, ~14.9% payout based on the per share amount held in trust for public investors. Actual yield to any individual investor will depend on their individual purchase price and time of purchase*
(4) *Refer to page 9 for EIMC's insider shareholdings*
(5) *The peer group consists of (SFL), (GMR), (NAT), (DHT), (ATB), (ONAV), (FRO), (VLCCF), (DAC), (SSW). Based on EIMC estimates, public filings, wall street research reports and I/B/E/S Earnings Estimated on Bloomberg as of 5/9/2008*

Thank You

ENERGY INFRASTRUCTURE
ACQUISITION CORP.

Contacts

- **Company**

  Marios Pantazopoulos
  Chief Financial Officer and Director
  Energy Infrastructure Acquisition Corp.
  Delaware Tel. (302) 655 1771
  Athens Tel. +30 210 8983 928
  Email: mgp@eiacorp.com

- **Investor Relations**

  Nicolas Bornozis
  Capital Link, Inc.
  Tel. (212) 661 7566
  E-Mail: nbornozis@capitallink.com